EXHIBIT 10.9



                                    AGREEMENT

        BETWEEN ACORN LABORATORIES, INC., having its offices at 1423 14th Terrace, PGA National, Palm Beach Gardens, Florida 33410 ("ACORN") and OCUREST LABORATORIES, INC., having offices at 1423 14th Terrace, PGA National, Palm Beach Gardens, Florida 33410 ("OCUREST").

         WHEREAS, ACORN is the owner of United States Letters Patent and of corresponding foreign applications for patents and of applications for U.S. and corresponding foreign design patents and registrations (the patent properties), as listed in the attached Schedule A, covering inventions in eyedrop dispensers and the ornamental designs thereof; and

         WHEREAS, ACORN is the owner of the trademarks "OCUREST" and the miscellaneous design comprising the shape of the container for use on and in conjunction with eyedrop preparations and of the Registration U.S. No. 1,492,900 of "OCUREST" and of the application for registration, .U.S. No. 74/036,743 of the miscellaneous design (the trademark properties); and

         WHEREAS, OCUREST desires to make, use and sell eyedrop dispensers in accordance with the inventions and in conjunction with the trademarks; and upon developing the market for eyedrops

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contained within such dispensers, to own said patent and trademark properties and ACORN is willing to license and eventually sell said patent and trademark properties upon OCUREST's successful development of such market;

        NOW, THEREFORE, in consideration of these premises, of other good and valuable consideration, the receipt of which is hereby acknowledged and for the consideration as expressed infra, it is agreed as follows:

         1.a)   ACORN does hereby grant OCUREST the exclusive right throughout the world to make, use and sell eyedrop solutions contained in dispensers described and claimed in said patent properties and to market the same in conjunction with the trademarks.

           b) unless sooner terminated hereunder, the licenses granted herein shall be for the life of the patent properties and so long as OCUREST uses the trademarks.

         2. For the license granted under the patent and trademark properties, OCUREST shall pay ACORN:

           a) $200,000.00 upon the execution of this agreement, to be paid from the proceeds of the stock offering to be made substantially concurrently with the execution of this agreement; and

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           b)   shall pay to ACORN royalties of five percent (5%) of the net sales of eyedrop preparations sold in dispensers covered by the patent properties and in conjunction with said trademark properties; net sales defined herein as gross sales minus returns and cash discounts; until the sum of $9,800,000.00 has been paid to ACORN; payments to be made to ACORN quarterly on receipts from the previous quarter to be accompanied by sales reports for that quarter; records for inspection by ACORN at reasonable times to be kept by OCUREST; payments to be made within forty-five (45) days of the end of each quarter;

           c) in the event OCUREST sells or transfers its business in the production and sale of eyedrop preparations or otherwise disposes of its assets, or licenses the patent and trademark properties, any remaining balance due ACORN hereunder shall be paid from the proceeds of such sale, transfer, disposition or license.
         3. ACORN agrees to assign to OCUREST, its successors or licensees, its entire right, title and interest in and to the patent properties identified in the attached Schedule A, including the right to sue for past infringement and its entire right, title and interest in and to the trademark properties, together with the good will attending the same, including the right to sue for past infringement, upon the payment to ACORN of the full sum specified in Clause 2(b) hereof.

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         4.a)   ACORN will assist OCUREST in the prosecution of pending
applications and OCUREST will assume outstanding and future patent and trademark preparation and prosecution costs and will maintain all patents and trademark registrations and prosecute all pending applications and pay maintenance and renewal fees, annuities and taxes on all patent and trademark properties.

           b) OCUREST shall have the right to assert the patent and trademark properties against infringers and shall assume the costs and fees attending such assertion and ACORN agrees to assist OCUREST, at OCUREST's expense, in the assertion of the patent and trademark properties against infringers.

         5. The licenses granted hereunder shall terminate and/or OCUREST or its successor or licensee, shall reassign the patent and trademark properties to ACORN and turn over to ACORN all materials and products marked with or incorporating the trademarks transferred hereunder:

           a) in the event OCUREST becomes bankrupt or insolvent or its assets are held for the benefit of creditors or if OCUREST determines to cease the production and sale of eyedrop preparations before the monies due ACORN hereunder are fully paid;

           b) in the event the payments due ACORN hereunder are not paid within 120 days after any notice of default; and

           c) in the event OCUREST or its successor or licensee defaults in the performance of any other obligation under this

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agreement and such default is not cured within one hundred twenty (120) days after notice of default.

         6. This agreement may be assigned by ACORN, but not by OCUREST without the consent of ACORN which shall not be unreasonably withheld and is binding upon both parties, their assigns and successors.

         WHEREFORE, the parties have executed this agreement on this 30th day of October, 1991.


Dated: 10/30/91                              ACORN LABORATORIES INC.

Witnessed:                                   By:    /s/ WILLIAM J. CASEY
                                                    --------------------
                                                        William J. Casey
                                                        President
/s/ ILLEGIBLE
-----------------------

Dated:                                       OCUREST LABORATORIES, INC.

Witnesses:  10/30/91                         By:    /s/ LARRY REID
                                                    -----------------
                                                        Larry Reid
                                                        Vice President


/s/     MARGARET THIEL
-----------------------

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                                   SCHEDULE A



                                PATENT PROPERTIES

UNITED STATES PATENT    4,909,90l

FOREIGN APPLICATIONS

         EPC Application No. 89908615.1 - Filed 6/30/89 and claiming priority date or 07/07/88
                        Designated countries: Austria; Belgium; Germany; France; United Kingdom; Luxumbourg; Netherlands; Sweden and Italy;

         Australia      Application No. 39819/89 - Filed 6/30/89 and claiming
                        priority date of 07/07/88;

         Canada Application No. 604,958-3 - Filed 07/06/89 and claiming priority date of 07/07/88;

         Denmark Application No. 3087/90 - Filed 12/28/90 and claiming priority date of 07/07/88;

         Finland Application No. 910045 - Filed 01/04/91 and claiming priority date of 07/O7/88;

         Japan          Based on PTC/US89/02998 - Filed 01/07/91;

         New Zealand    Application No. 229857 - Filed 7/6/89 and claiming
                        priority date of 07/07/88;

         Norway Application No. 91.0028 - Filed 1/4/91 and claiming priority date of 07/07/88;

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         Portugal       Application No. 91 086 - Filed 7/6/89 and claiming
                        priority date of 07/07/88;

         Spain Application No. 8902409 - Filed 7/8/89 and claiming priority date of 07/07/88; and

         Switzerland    Application No. 960/90-6 - Filed 6/30/89 and claiming
                        priority date of 07/07/88

 U.S. AND FOREIGN DESIGN PATENTS, APPLICATIONS AND REGISTRATIONS FOR THE DESIGN OF THE EYE DROP DISPENSER

         U.S.           Design Patent D320,083, issued September 17, 1991;

         Australia      Registration No. 107381 - Dated 4/24/90 and four
                        divisional applications:
                        Registration Nos. 109530; 109529; 109528; and 109527;

         Austria Application No. 550.174-550.196 - Filed 6/29/89 (Collective design) claiming priority date of 01/03/89;

         Benelux Multiple (six) Registration No. 19385-01/06 claiming priority date of 01/03/89;

         Canada Application No. 30-06-89-6 - Filed 6/30/89 and claiming priority date of 01/03/89;

         Denmark Registration No. 0085 1991 - Filed 7/6/89 three divisional Registration Nos. 0151 1991; 0150 1991; and 0149 1991;

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         France         Registration No. 894 287 - Filed 6/29/89 and claiming
                        priority date of 01/03/89;

         Italy Multiple Appln. No. 35853-B - Filed 7/3/89 and claiming priority date of 01/03/89;

         Japan          Four applns. filed 1/3/89 - Application Nos. 1-24306;
                        1-24307; 1-24308 and 1-24309 and claiming priority date of 01/03/89;

         Liechtenstein  Registration No. 183 - Dated 7/3/89;

         New Zealand    Registration No. 22689 - Filed 8/30/90 three divisional
                        Registration Nos. 23322; 23323 and 23324 - Filed
                        6/18/90

         Norway Application No. 89.0609 - Filed 7/3/89 four divisional applications filed: 90.01051; 90.0896; 90.0897; and
                        90.898 published 01/03/91;

         Portugal Application No. 21.512 - Filed 7/3/89 and claiming priority date of 01/03/89 published 7/31/90;

         Spain          Registration No. 119598 - Granted 3/6/90

         Sweden Registration No. 48 215 - Dated 8/22/90 four divisional applications filed; Registration Nos. 48 216; 48 217; 48 218 and 48 219;

         Switzerland    Registration No. ll7.57O - Dated 6/28/89;

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         United Kingdom Registration No. 1060515 - Dated 1/3/89 three divisional applications filed; Registration Nos. 2002848; 2002849; and 2002850;

         Germany Registration No. M 89 O- 650.1 - Dated 10/17/89 (five models)

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